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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2000



                                    IVG CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 33-19196-A                   59-2919648
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

13135 DAIRY ASHFORD, SUITE 525
SUGAR LAND, TEXAS                                    77048
(Address of principal executive offices)             (ZIP Code)


       Registrant's telephone number, including area code: (281) 295-8400


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     This Form 8-K/A is an amendment to the Form 8-K filed on October 13, 2000, relating to the acquisition by IVG Corp., a Delaware corporation (the "Company"), of Swan Magnetics, Inc., a California corporation ("Swan"). The purpose of this amendment is to file historical financial statements of Swan and unaudited pro forma condensed financial data of the Company, which give effect to the Swan acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                           Filed as Exhibit 99.1 hereto.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                           Filed as Exhibit 99.2 hereto.

         (c)      EXHIBITS.

     Exhibit No.  Description.
     -----------  -----------

         10.1 Agreement and Plan of Exchange by and between Internet Venture Group, Inc. and Swan Magnetics, Inc., dated June 28, 2000, previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K/A filed on July 18, 2000.

         10.2 Amended and Restated Agreement and Plan of Exchange by and among Internet Venture Group, Inc., Swan Magnetics, Inc., and certain shareholders of Swan Magnetics, Inc., effective as of June 28, 2000, previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on October 13, 2000.

         99.1     Financial Statements of Swan Magnetics, Inc.*

         99.2     Unaudited Pro Forma Condensed Financial Data of IVG Corp.*


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         *        Filed herewith





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             IVG CORP.


Date: May 2, 2001                            By: /s/ Elorian Landers
                                                 -------------------------------
                                                 Elorian Landers
                                                 President




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                                  EXHIBIT INDEX

     Exhibit No.  Description.
     -----------  -----------

         10.1 Agreement and Plan of Exchange by and between Internet Venture Group, Inc. and Swan Magnetics, Inc., dated June 28, 2000, previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K/A filed on July 18, 2000.

         10.2 Amended and Restated Agreement and Plan of Exchange by and among Internet Venture Group, Inc., Swan Magnetics, Inc., and certain shareholders of Swan Magnetics, Inc., effective as of June 28, 2000, previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on October 13, 2000.

         99.1     Financial Statements of Swan Magnetics, Inc.*

         99.2     Unaudited Pro Forma Condensed Financial Data of IVG Corp.*


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         *        Filed herewith